Exhibit 10.9

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Purchase Contract

(the “Contract”)

Contract No.: KKNY080712-ALK
Date: 2008-07-12
Signed in: Shangrao, Jiangxi

The Seller:	Jinko Solar Co., Ltd. (hereinafter referred to as “Party A”)
Address:	Industry Road, Xuri District, Shangrao Economic Development Zone, Jiangxi Province
Tel:	0793-84697
Fax:	0793-84697

The Buyer:	Shanghai Alex New Energy Co., Ltd. (hereinafter referred to as “Party B”)
Address:	No. 111, Lane 3111, West Huancheng Road, Comprehensive Industrial Development Zone, Shanghai Municipality
Fax:	021-57442794

Both parties agreed on the following terms and conditions through amicable negotiation:

I.	Product Name, Specifications and Quantity

Name of Products	Specifications	Unit price (tax included) (RMB) Yuan	Quantity (pcs)	Amount (RMB) Yuan	Remark
125 Monocrystalline wafer	****	****	****	****	2009. ****-2009. ****

125 Monocrystalline wafer	****	****	****	****	2009. ****-2009. ****

125 Monocrystalline wafer	****	****	****	****	2010. ****-2010. ****

125 Monocrystalline wafer	****	****	****	****	2010. ****-2010. ****

125 Monocrystalline wafer	****	****	****	****	Year of 2011

125 Monocrystalline wafer	****	****	****	****	Year of 2012

125 Monocrystalline wafer	****	****	****	****	Year of 2013

Total Amount (RMB): ****				****

****	Confidential material omitted and filed separately with the Commission.

1.	During the term of the Contract, the two parties may enter into other contracts through separate negotiation in light of the increase of Party A’s production capacity and Party B’s demands.

II.	Quality Requirements, Technical Specifications and Quality Disputes

1.	Quality and specifications:

Conduction type: Type ****        Orientation: ****        Resistivity: ****

Side length: ****        Diagonal line length: ****        Thickness: ****

Lifetime of minority Carrier: Before passivation ****            TTV: ****

Dislocation density: ****                                Carbon Content: ****

Oxygen Content: ****                            Saw depth: ****

Edge broken: ****

Warp: ****

Matters that are not mentioned herein shall follow industry standard.

2.	Quality Disputes

Party B shall notify Party A in writing of any quality defects and provide written testing report and conclusion with product tracking number. If Party A, after its own quality control department tests the product, has any objection to the testing report and the conclusion reached, it shall provide Party B with written feedback with relevant proof within **** working days. Otherwise it will be deemed to acknowledge the quality defects raised by Party B. If Party A’s testing confirm the quality defects and the defective products are in large quantities, Party A shall arrange for exchange or return of the defective products immediately. If the defective products are in small quantities, Party A could deliver replacement to Party B upon its next pick up. Party A shall bear all fees for delivery of replacement.

Return and exchange are not available for products (excluding stress wafer) with a defective rate below **** , which is considered as normal wear and tear during production and transportation. Party A has no responsibility for quality defects which are caused by Party B’s improper operations during its inspection and manufacture.

III.	Inspection and Objection Period: if Party B finds any quality defects according to the specifications in the Contract, an objection shall be sent to Party A within **** working days after Party B receives the products. If no written objection is made by Party B within this period, the products supplied by Party A are deemed in compliance with the requirements in the Contract.

****	Confidential material omitted and filed separately with the Commission.

IV.	Packaging Standard: Packaging shall be suitable for long-distance transportation.

V.	Time, Place and Manner of Delivery

1.	Time of delivery: The stipulated payment must be made in full and on time, and the detailed delivery schedule shall be negotiated by both parties during the above mentioned time period.

2.	Place of delivery: Party A’s factory.

3.	Manner of delivery: Party B shall be responsible for picking up products by itself, arranging transportation and be responsible for all related costs.

VI.	Prepayment, Settlement and Deadline

1.	Party B agrees to pay **** of five year’s total amount of payment under the Contract to Party A as prepayment, totaled **** (hereinafter referred to as “Prepayment”). The Prepayment shall be made in four installments as follows:

(1)	The first installment of **** of the Prepayment is to be made within **** business days after the signing of the contract;

(2)	The second installment of **** of the Prepayment is to be made **** after the signing of the contract;

(3)	The third installment of **** of the Prepayment is to be made ****; and

(4)	The residual **** of the Prepayment is to be made ****.

2.	Prepayments made are treated as advance payments for products purchased by Party B in the Contract. After the total amount of Prepayment has been received, for each product delivered by Party A, 5% of the amounts due for the product shall be deducted from the Prepayment. Party B is thus only responsible for 95% of the unit price of each product. After the Contract is fully performed, Party A shall return the balance of the Prepayment in Party A’s account, if any, to Party B (free of interest).

3.	Delivery of products shall only be made upon payment by Party B. Party A shall issue a 17% VAT invoice within one week after delivery.

4.	The term of the contract is five years, commencing on January 1, 2009 and ending on December 31, 2013. After the Contract expires, Party A and Party B may negotiate a renewal of the contract.

VII.	Transfer of the Title of the Products: The title of the products will be transferred to Party B upon delivery.

VIII.	Liability for Breach of Contract

1.	If products delivered by Party A do not conform to contract requirements in respect of model, specifications and technical parameters, Party B shall contact Party A in accordance with the conditions of the products. Party A shall confirm the nonconforming part and come up with a solution within **** working days. Defective products confirmed by Party A are

****	Confidential material omitted and filed separately with the Commission.

exchangeable upon Party B’s next pick up. If return of the products is confirmed by Party A and Party B in writing, Party A shall refund to Party B its payment equal to the value of the returned products immediately.

2.	Should Party A fails to make delivery or Party B fails to make payments on time, the breaching party shall pay a penalty to the non-breaching party of **** per day of the value of the delayed products or the amount of the overdue payments.

3.	If any party terminate the Contract pursuant to Article I, Section 2 of the Contract, Party A shall refund Party B the amount of Prepayment made by Party B within **** working days upon the termination of the Contract. If refund is not made on time, Party A shall pay Party B **** per day of the amount due to Party B as a penalty.

4.	Each party shall be liable for its own breach of the Contract and shall compensate the non-breaching party for its economic loss resulting from the breach. The amount of compensation shall be equal to the amount of losses resulting from the breach, which includes any benefits that could be obtained if the Contract is fully performed, but not exceeds the losses that are foreseeable to the breaching party in signing the Contract.

5.	If Party A and Party B terminate the Contract through amicable negotiation, Party A shall refund to Party B the balance of the Prepayment (free of interest) within **** working days . If Party A fails to make a refund on time, Party A shall pay **** per day of the amount due to Party B as a penalty.

6.	If any breaches by Party B occur, Party B shall pay Party A a penalty according to the following term: If Party B breaches or unilaterally repudiates the Contract, Party A may refuse to refund Prepayment made by Party B. Party B shall compensate Party A for all economic losses resulting from Party B’s non-performance.

7.	If any breaches by Party A occur, Party A shall pay Party B a penalty according to the following term: If Party A breaches the Contract or fail to tender products as required by the Contract, Party A shall refund the Prepayment (free of interest) to Party B within **** working days and also compensate Party B for its economic losses resulting from Party A’s failed tender of products. If Party A fails to refund the Prepayment on time, Party A is liable to Party B for a penalty of **** per day of the Prepayment.

IX.	Dispute Resolution: Any disputes arising from the signing or performance of this Contract or other course of dealings between Party A and Party B shall be settled through negotiation by Party A and Party B. In case no settlement is reached, the dispute shall be submitted to China International Economic and Trade Arbitration Commission in Shanghai for arbitration.

X	Confidentiality: All terms and conditions of the Contract as well as of any supplementary agreements must be deemed as confidential information by the two parties and their employees, agents, representatives or consultants. Neither party shall disclose confidential information to a third party without the consent of the other party.

****	Confidential material omitted and filed separately with the Commission.

XI.	Force Majeure: If either party fails to perform its obligations under the Contract due to an event of Force Majeure, the non-performing party shall notify the other party in writing within seven (7) days after the occurrence of the event and provide written proof issued by the relevant government authorities within fifteen (15) days after the event is over. Depending upon the impact of Force Majeure, the non-performing party may not be exempted from liability, if the Force Majeure event happens after either party’s delay in performance.

XII.	Anti-Business Fraud: If either party, in breach of good faith, provides the other party with false registered statements, qualification certifications or other information, or conceals the truth from the other party, the violating party shall pay the other party no more than RMB1 million as a penalty. This term does not affect the party’s liabilities under other provisions.

XIII.	Miscellaneous

1.	Notice: Both parties have confirmed the addresses and fax number provided in the beginning of the Contract to be the addresses and fax number for communications, delivery of written notices and correspondences between Party A and Party B. All transmission of notices and correspondences mailed or faxed to the above addresses and fax numbers by one party, in performing the Contract, to the other party, shall be deemed effective transmission.

If either Party wishes to change its address or fax number, it shall promptly notify the other party in writing. In the case of failed or delayed notice, the original address and fax number will be regarded as the address and fax number for communication.

2.	Party A and Party B may negotiate and make supplemental provisions.

XIV.	Effectiveness and Others

1.	The Contract becomes effective after Party A and Party B sign and stamp the Contract. The printed documents will be deemed as final execution documents. Modification, alteration, supplementation or deletion are not allowed. Any modification, alteration, supplementation or deletion will be deemed invalid, and the original content will be considered final.

2.	This Contract shall be in duplicate to be held by each party, and both copies have the same legal force.

Supplier	Demander

Company Name: Jinko Solar Co., Ltd.	Company Name: Shanghai Alex New Energy Co., Ltd.

Signature/ (Stamp): /s/ Xianhua Li	Signature/ (Stamp): /s/ Shanghai Alex New Energy Co., Ltd.

Date: July 12 2008	Date: July 12 2008

Contact: Li Yan	Contact:

Bank of Deposit: Industrial and Commercial Bank of China, Shangrao Branch	Bank of Deposit:

Account No. 1512211019000076240	Account No.

Tax No. 361103794799028	Tax No.

Agreement of modifications and supplements of Contract KKNY080712-ALK

Party A: Jinko Solar Co., Ltd.

Address: Industry Avenue, Xuri Section, Shangrao Economic Development Zone, Jiangxi Province

Party B: Shanghai Alex New Energy Co., Ltd.

Address: No. 111, 3111 West Huancheng Rd., Shanghai Fengpu Industrial Park

Through amicable negotiations, both parties agree to make the following modifications to the Purchase Contract KKNY080712-ALK signed on July 12, 2008. The modifications shall take effect from December 22, 2008.

1.	Article 1 of the Contract is modified as: unit price of silicon wafer is **** from December 2008 to February 2009. Party A undertakes to supply wafers at preferential price to Party B from March, 2009, the price shall be negotiated by both parties. Monthly supplies are **** pieces of silicon wafer, and quantities can be increased upon negotiations.

2.	Article 6 of the Contract is modified as: the **** payments in advance for goods paid by Party B to Party A under the Contract KKNY080712-ALK will be deducted as the payment for goods from December, 2008, the deduction ratio will be: the deduction for **** pieces of silicon wafer in December, 2008, the deduction for **** pieces of silicon wafer in January, 2009, and the remaining payments for goods will be deducted in equal amounts in February and March of 2009.

3.	Item 5 of article 8 of the Contract is modified as: if Party B commits any of the following breaches, it shall pay penalties to Party A: if Party B breaches the contract or ceases to perform the contract unilaterally, it shall compensate the economic losses arising from the breach of contract to Party A.

4.	Article 9 of the Contract is modified as: disputes incurred from the conclusion, performance of the contract or other business relating to both parties, both parties shall resolve through negotiations, if negotiations fail, any party can institute arbitration to China International Economic and Trade Arbitration Commission for the dispute, and both parties agree that the arbitration shall be conducted by the Shanghai Branch of aforesaid organization.

Party A: Jinko Solar Co., Ltd.
Entrusted agent:	/s/ Kangping Chen; Yan Li
Date: December 22, 2008

Party B: Shanghai Alex New Energy Co., Ltd.
Entrusted agent:	/s/ Jiangang Li; Yibin Lu
Date: December 22, 2008

****	Confidential material omitted and filed separately with the Commission.

Agreement

Party A: Jinko Solar Co., Ltd.

Address: Industry Avenue, Xuri Section, Shangrao Economic Development Zone, Jiangxi Province

Party B: Shanghai Alex New Energy Co., Ltd.

Address: No. 111, 3111 West Huancheng Rd., Shanghai Fengpu Industrial Park

Party A signed a 10-year purchase contract with American HOKU company on July 25, 2008 to buy **** of silicon materials from HOKU company with earnest money of 55 million USD. Party A has communicated with HOKU company to reduce the purchase quantity and earnest money. Through negotiations, based on HOKU contract and silicon wafer sales both parties conclude the following agreement:

1.	About the HOKU silicon materials purchase contract

1.1	Party A and Party B shall share purchase quantity in the silicon materials purchase contract of American HOKU company, the ratio shared by Party B shall be in accordance with the ratio between earnest money paid by Party B and actual total earnest money.

1.2	Both parties shall share the purchase quantities under the HOKU contract respectively according to the proportions undertaken by each party in the actual payment of earnest money. Party B agrees to pay earnest money of 5 million USD to HOKU company before December 31, 2008 and 10 million USD to HOKU company before March 31, 2009.

2.	About KKNY080712-ALK silicon wafer sales contract

Modifications of KKNY080712-ALK silicon wafer sales contract signed on July 12, 2008 by both parties: Party A undertakes to supply silicon wafer at preferential price to Party B. The **** payments in advance for goods paid by Party B to Party A based on Contract KKNY080712-ALK will be deducted as the payment for goods from December, 2008, the deduction ratio will be: the deduction for **** pieces of silicon wafer in December, 2008, the deduction for **** pieces of silicon wafer in January, 2009, and the remaining payments for goods will be deducted in equal amounts in February and March of 2009.

3.	If Party B has not concluded a contract but reached a written intent on purchasing with HOKU company before the end of December, 2008, Party B shall pay the first installment to Party A and Party A, on behalf of Party B, shall pay the first installment to HOKU company, and Party A shall provide relevant indemnification materials; if HOKU does not agree to allow the two parties to undertake the quantities in the contract, both parties shall negotiate to solve the issue through an offshore company or a logistics company assigned by Party B.

4.	If any party breaches the contract, the defaulting party shall compensate the other party’s loss.

Party A: Jinko Solar Co., Ltd. (seal)		Party B: Shanghai Alex New Energy Co., Ltd. (seal)
Entrusted agent:	/s/ Kangping Chen; Yan Li	Entrusted agent:	/s/ Jiangang Li; Yibin Lu
Date: December 22, 2008		Date: December 22, 2008

****	Confidential material omitted and filed separately with the Commission.

SUPPLEMENTARY AGREEMENT

THIS SUPPLEMENTARY AGREEMENT (hereinafter “Agreement”) is made and entered into by and between:

Party A: Jinko Solar Co., Ltd. (hereinafter “Party A”)

Address: Industrial Avenue, Xuri Section, Shangrao Economic Development Zone, Jiang Xi Province

And

Party B: Shanghai Alex New Energy Co., Ltd. (hereinafter “Party B”)

Address: No. 111, Lane 3111, West Huancheng Road, Integrated Industrial Development Zone, Shanghai

WITNESSETH:

WHEREAS, Party A and Party B entered into a master agreement on shared purchase of silicon material from HOKU Company (“HOKU”) dated as of December 22, 2008 (hereafter “Master Agreement”);

WHEREAS, Party B failed to sign a contract or failed to reach a written intention with HOKU before the end of December of 2008;

WHEREAS, the parties hereto failed to reach an agreement with HOKU on separating the purchase of **** of silicon material under the Master Agreement;

WHEREAS, pursuant to the Master Agreement, Party A shall pay ten million US Dollars (USD 10,000,000) to HOKU before the end of December of 2008, of which Part B will pay five million US Dollars (USD 5,000,000) to HOKU through Party A;

NOW, THEREFORE, in case the failure of Party B to execute an agreement with HOKU, and the security of the money paid or payable by Party B, the parties hereby agree to supplement the Master Agreement as follows:

1.	Where Party A and Party B are able to reach an intention on separating the Master Agreement with HOKU before the end of February of 2009, and Party B signs a contract directly with HOKU for that purpose, the said amount of five million US Dollars (USD 5,000,000) will be used as the first down payment that Party B pays to HOKU, and Party A shall unconditionally make available to HOKU appropriate statement and certificates as reasonably requested (as such down payment is to be paid via Party A’s account).

2.	The parties hereto agree to negotiate with HOKU on separating the Master Agreement as soon as reasonably possible. In the event the said amount of **** cannot be separated, the parties agree to increase the total purchase amount to ****, as the case may be, and the required down payment for such final purchase amount shall be equally contributed by the parties.

3.	In the event that the parties hereto fail to reach an intention with HOKU on dividing the Master Agreement before the end of February of 2009, and Party B fails to directly sign a contract with HOKU, the parties shall jointly establish a third party company in the export processing zone located in Min Hang District, Shanghai, where Party B is located, in which case any and all silicon material under the Master Agreement to be executed by Party A and HOKU by March 30, 2009 shall be assigned and transferred to such third party company (which will directly sign a purchase contract with HOKU thereafter). Upon receipt of the silicon material by such third party company, the parties shall pay the remaining purchase price in proportion to their respective contribution to the down payment. If HOKU does not agree to the contemplated transfer of the Master Agreement to such third party company, the parties shall, before March 15, 2009, sign an agreement for the appointment of receiver with HOKU, no modification to the agreement shall be effective unless and until the modification is consented to by Party B in writing, and such receiver for the goods shall be appointed by Party B at its sole discretion.

4.	In the event that none of the above section 1, 2 or 3 is accomplished by March 30, 2009, the down payment to be paid to HOKU by March 31, 2009 as agreed hereinabove, will be withheld, however provided that Party A shall refund five million

****	Confidential material omitted and filed separately with the Commission.

US Dollars (USD 5,000,000) (or the equivalent in RMB) paid by Party B prior to April 15, 2009, together with a fine for breach in the sum of ten million US Dollars (USD 10,000,000.00) if such failure is attributable to Party A; and if attributable to Party B it shall pay to Party A ten million US Dollars (USD 10,000,000) as the fine for breach (less the paid five million US Dollars).

5.	Any and all dispute arising out of this Agreement shall be resolved by the parties through amicable negotiation; and if no successful settlement is reached thereby, it is mutually agreed that either party may submit such dispute to the people’s court at the place where Party B is located for judgment or determination.

6.	This Agreement is made out in quadruplicate, two (2) counterparts thereof for each party hereto, and shall come into force upon due signature and seal by the parties hereto.

CONFIDENTIAL TREATMENT

SIGNED AND SEALED on and for behalf of Party A: Jinko Solar Co., Ltd.		SIGNED AND SEALED on and for behalf of Party B: Shanghai Alex New Energy Co., Ltd.

Entrusted agent:	/s/ Kangping Chen; Yan Li	Entrusted agent:	/s/ Jiangang Li; Yibin Lu
Date: December 28, 2008		Date: December 28, 2008